UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301, Carnegie PA		15106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	AP WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the definitive proxy statement for the 2024 annual meeting of shareholders (the “Annual Meeting”) of Ampco-Pittsburgh Corporation (the “Corporation”), filed with the Securities and Exchange Commission on April 24, 2024, on March 21, 2024 (the “Amendment Date”) the Board of Directors (the “Board”) of the Corporation approved an amendment and restatement of the Corporation’s By-laws, as amended and restated (the “Bylaws”), which included an amendment to Article III of the Bylaws and insertion of new Section 13 (the “Officer Exculpation Amendment”) that would provide for exculpation of the Corporation’s officers as permitted by Section 1735 of the Pennsylvania Business Corporation Law (as amended, the “BCL”). As permitted by Section 1735 of the BCL, the Officer Exculpation Amendment also clarifies the effect of any amendment, repeal, adoption or modification of such exculpation on the rights or protections of a current or former officer existing at the time of such amendment, repeal, adoption or modification.

The Board submitted the Officer Exculpation Amendment for approval by shareholders of the Corporation at the Annual Meeting. As set forth under Item 5.07 below, the Officer Exculpation Amendment was approved by the Corporation’s shareholders at the Annual

Meeting and is effective as of the date of the Annual Meeting.

The foregoing summary of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended and restated, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2024, the Corporation held its annual meeting of shareholders. The following are the voting results for the proposals that were voted upon by the Corporation’s shareholders at that meeting:

1.	In the election of three directors for a term that expires in 2027:

	For	Withheld	Broker Non-Votes
Elizabeth A. Fessenden	14,194,698	382,391	2,056,096
Michael I. German	12,849,325	1,727,764	2,056,096
J. Brett McBrayer	14,150,569	426,520	2,056,096

2.	To approve the Officer Exculpation Amendment:

For	Against	Abstain	Broker Non-Votes
14,113,171	449,877	14,041	2,056,096

3.	To approve, in a non-binding advisory vote, the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
13,903,153	660,916	13,020	2,056,096

4.	To ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2024:

For	Against	Abstain
16,254,921	367,968	10,296

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated By-Laws, effective June 4, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION
(Registrant)

Date	June 5, 2024
By: /s/ Michael G. McAuley
(Signature)
Michael G. McAuley
Senior Vice President, Chief Financial Officer and Treasurer